December 1, 2011

Dreyfus Emerging Asia Fund

Dreyfus Greater China Fund

Dreyfus India Fund

Supplement to Current Summary and Statutory Prospectus

The following information supplements and supersedes any contrary information contained in the fund’s Prospectus.

Effective November 4, 2011, Hamon U.S. Investment Advisors Ltd changed the company's name to Hamon Asian Advisors Ltd.